UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

CCC Intelligent Solutions Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39447	98-1546280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 N. Green Street, 9th Floor
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 621-8070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2025, CCC Intelligent Solutions Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 611,408,565 shares of common stock, which represent 92.94% of the voting power of all shares of common stock of the Company as of March 25, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business at the Annual Meeting.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
To elect one Class I Director to serve until the 2028 annual meeting of stockholders and until her successor is duly elected and qualified;
2.
To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement for the Annual Meeting (the “Proxy Statement”); and
3.
To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For more information about the foregoing proposals, see the Company’s Proxy Statement.

Holders of the shares of common stock are entitled to one vote per share. The voting results for each of these proposals are detailed below.

1.	Election of Class I Director

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Teri Williams	420,915,964	165,441,319	25,051,282

Based on the votes set forth above, Ms. Williams was duly elected to serve until the 2028 annual meeting of stockholders and until her successor is duly elected and qualified.

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstained	Broker Non-Votes
314,701,528	271,458,033	197,722	25,051,282

Based on the votes set forth above, the stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement.

3.	Ratification of the Selection of Deloitte as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained
602,192,051	9,146,733	69,781

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.

Date:	May 23, 2025	By:	/s/ Brian Herb
		Name: Title:	Brian Herb Executive Vice President, Chief Financial and Administrative Officer